                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[x]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                          MALAN REALTY INVESTORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                      KENSINGTON INVESTMENT GROUP, INC.
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                     PRELIMINARY COPY, SUBJECT TO COMPLETION
                              DATED MARCH __, 2000



                      [LETTERHEAD OF KENSINGTON INVESTMENT]





                                                   March __, 2000


Dear Fellow Shareholders:

         We are the beneficial owners of 9.6% of the Common Stock of Malan Realty Investors, Inc. We have been a shareholder since 1995. Over the past year or so we have grown increasingly dissatisfied with the Company's performance.


         We are particularly dissatisfied with the Board's actions to entrench itself and its resistance to certain shareholder initiatives which could have benefited all shareholders. We believe that the Board is only interested in retaining control of the Company. As a result, we are seeking your support to elect a new Board of Directors whose interests are more aligned with your interest as a shareholder.

         The slate of nominees that we are proposing are individuals of integrity and experience who are committed to enhancing value for all Shareholders. The election of our slate would provide the Company with a fresh perspective based on a combined total of over 75 years of real estate asset management, investment and capital markets experience.

         It is important that your shares be represented and voted at the annual meeting regardless of the size of your holdings. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the accompanying [GOLD] proxy card in the enclosed envelope in order to make certain that your shares will be represented at the annual meeting.

         If you also believe it is time for a change, please mark, sign, date, and mail the enclosed [gold] proxy card. If you have already returned the proxy card sent to you by the company, you may revoke that proxy and vote for our nominees by marking, signing, dating, and mailing a later dated [gold] proxy card.

         If you have any questions or comments, please contact our proxy solicitors, [_____________________________________].

         Thank you for your consideration of this matter.



                                     Sincerely yours,


                                     KENSINGTON  INVESTMENT GROUP, INC.

                     PRELIMINARY COPY, SUBJECT TO COMPLETION
                              DATED MARCH ___, 2000

                                 PROXY STATEMENT
                                       OF
                        KENSINGTON INVESTMENT GROUP, INC.

                     IN OPPOSITION TO THE BOARD OF DIRECTORS
                                       OF
                          MALAN REALTY INVESTORS, INC.
                              ---------------------

                       2000 ANNUAL MEETING OF SHAREHOLDERS


                                  INTRODUCTION

         This Proxy Statement (the "Proxy Statement") and the accompanying form of Proxy are being furnished by Kensington Investment Group, Inc., a Delaware corporation ("Kensington"), to the owners of shares of Common Stock of Malan Realty Investors, Inc. (the "Company"), on or about March __, 2000, in connection with the solicitation by Kensington of proxies to be voted at the Company's 2000 Annual Meeting of Shareholders (the "Annual Meeting"). The Company has announced that the Annual Meeting will be held on May 10, 2000, at the Community House, 380 South Bates Street, Birmingham, Michigan at 10:00 a.m., local time.

         Kensington is soliciting proxies from the holders of shares of Common Stock in order to elect the following individuals (collectively, the "Kensington Nominees") to the Board of Directors of the Company (the "Board") at the Annual
Meeting: Paul Gray, Jill Holup, John P. Kramer, Jeffrey Lewis, and Andrew Miller. If elected, the Kensington Nominees will constitute the entire Board. Kensington is proposing a slate of nominees for the Board because it believes a new Board with a new perspective is needed to enhance Shareholder value.



    YOU WILL SOON RECEIVE A PROXY CARD FROM THE COMPANY. PLEASE RETURN ONLY KENSINGTON'S [GOLD] PROXY CARD AND DO NOT RETURN ANY COMPANY PROXY CARD UNDER ANY CIRCUMSTANCES. IF YOU RETURN BOTH PROXY CARDS THERE IS A DANGER THAT YOUR
SHARES WILL NOT BE VOTED AS YOU DESIRE, BECAUSE ONLY THE LATEST DATED PROXY CARD YOU SUBMIT COUNTS.

INFORMATION ABOUT KENSINGTON

         Kensington is a major Shareholder of the Company and has been a shareholder since 1995. As of the date of this Proxy Statement, Kensington is the beneficial owner of 496,350 shares of Common Stock (or approximately 9.6% of the shares issued and outstanding). Kensington is a registered investment advisor engaged in the business of managing investments in real estate securities. The principal business address of Kensington is 4 Orinda Way, Suite 220D, Orinda, California 94563.

REASONS FOR THE SOLICITATION

         Kensington is asking Shareholders to elect the five Kensington Nominees to replace the current Board. As one of the Company's largest Shareholders, Kensington has become dissatisfied with the Company's performance and is seeking to elect a new slate of nominees to the Board.

         Below we have summarized why we think it is time to have a new Board in place.

o    THE CURRENT BOARD'S ACTIONS ARE HOSTILE TOWARDS THE SHAREHOLDERS

         Kensington believes that the incumbent Board's actions over the past year have been directed against the Shareholders of the Company.

         JANUARY, 1999. THE BOARD ADOPTED A "POISON PILL". After a 21% decline in the price of the stock (from July 15, 1998 to January 15, 1999) the Board of Directors adopted a "Poison Pill". Poison Pills have the effect of causing a substantial dilution of ownership to any person or group that attempts to acquire a significant number of shares in the Company without the prior permission of the Board. Kensington believes that in the hands of the current Board the Poison Pill serves to protect management from direct Shareholder accountability. Kensington believes the adoption of the "Poison Pill" hurt all Shareholders in the Company because it shows that management and the Board are more interested in entrenching themselves and maintaining control of the Company than in working to increase value for all Shareholders.

         SPRING, 1999. ATTEMPT TO STAGGER THE BOARD. The Board tried to have the Shareholders approve a "Staggered Board" at the 1999 Annual Meeting. Under a Staggered Board, only one-third of the directors are elected at each annual meeting. In its draft proxy statement, the Company admitted that a Staggered Board would make it more difficult to replace a majority of the Board, even if shareholders desire such a change. The Board eventually withdrew the Staggered Board proposal after Shareholders expressed their concerns about it. Although the Staggered Board proposal was eventually withdrawn, Kensington views its inclusion in the Company's 1999 proxy statement as another example of the Board's desire to entrench itself and maintain control of the Company rather than work to increase value for all Shareholders.

         FALL, 1999. HOSTILE BEHAVIOR TOWARD MAJOR SHAREHOLDER. Based on Securities and Exchange Commission filings, Kensington believes that the Company engaged in highly aggressive actions against a large shareholder named Peter T. Kross near the end of 1999.

         The specific actions of the Company are discussed below, but Kensington sees this behavior as another example of the Board's desire to entrench itself and maintain control of the Company rather than work to increase value for all Shareholders.

         According to SEC filings, Mr. Kross was and remains the beneficial owner of 9.0% of the Common Stock. In August, 1999 this Shareholder met with management to encourage the Company to explore different strategies for maximizing Shareholder value and requested that the Company add either himself or his representative to the Board. On September 14, 1999, Mr. Kross met with the Board to discuss his qualifications for membership on the Board.

         However, just prior to the September 14th meeting, the Board held a special meeting on September 7, 1999, in order to take steps to limit Shareholder action by amending the Company's By-Laws with respect to special meetings, shareholder proposals and nomination of Directors. The amended By-Laws set forth new procedural requirements for Shareholder proposals and nominations as well as limit the ability to call a special meeting of Shareholders to those Shareholders who are record holders of shares of at least fifty-one percent (as opposed to twenty-five percent under the Company's previous By-Laws) of Common Stock. The Board did not disclose these By-Laws changes until after its meeting with Mr. Kross.

         In November, Mr. Kross informed the Company of his intention to run a full slate of five Director nominees for the Annual Meeting and formally withdrew his request for appointment to the Board. In response, the Company sent a letter to the parent corporation of Mr. Kross' employer. The letter referred to the close banking relationship between the Company and another of the parent corporation's subsidiaries and asked that Mr. Kross' actions be reviewed. Mr. Kross' employer investigated and found no improper conduct. However, the employer asked Mr. Kross to not seek or accept a Board position, and to not nominate any other candidate for a Board position. In response, Mr. Kross stated that he no longer intended to nominate a slate of directors for the Board. Kensington hopes that the Board does not intend to take similar actions against Shareholders who attempt to exercise their shareholder rights.

         MARCH, 2000. DENIAL OF KENSINGTON'S REQUEST FOR MEANINGFUL INPUT. On March 3, 2000, Kensington requested representation on the Board in order to have direct input into the Board's current deliberations to enhance Shareholder value. After discussions with Kensington, the Company rejected Kensington's request but did offer to increase the size of the Board by one director and to elect a Kensington designee. It is Kensington's view, that this response did not adequately satisfy our request as the single largest Shareholder of the Company to have greater input into the Company's plans.


o    THE BOARD'S STRATEGY IS NOT WORKING

         PRUDENTIAL HAS BEEN RETAINED TO EVALUATE STRATEGIC ALTERNATIVES. On December 20, 1999, the Company announced that it has been conducting a comprehensive review of its strategy and operations. The goal of this review was to identify and analyze various means of enhancing Shareholder value. The Company announced that since the summer of 1999 Prudential Securities Incorporated has been working with the Company and had been retained as financial advisor.

         BUT NOTHING HAS HAPPENED. It appears that the Company has been working with Prudential for more than nine months to enhance Shareholder value, and yet since this activity began in "late summer" the Company's share price has gone down. The Company's stock continues to trade at what Kensington believes are disappointing values.

         THE KENSINGTON NOMINEES WILL REINVIGORATE THE PROCESS AND PROTECT SHAREHOLDER VALUE. Kensington believes that a new perspective is needed on the Board to reinvigorate the process of enhancing shareholder value and to ensure that any strategic transactions are undertaken in the best interest of all Shareholders.


o    THE KENSINGTON NOMINEES HAVE THE EXPERIENCE THE COMPANY NEEDS

         The Kensington Nominees are individuals of integrity who combined have over 75 years of experience in the real estate industry. The Kensington Nominees have been carefully chosen for their depth of experience in the real estate business. They are highly accomplished executives who are well-experienced at asset management, investment decision making, and capital markets activities. They are capable of thoroughly understanding and directing the Company's business.

         The Kensington Nominees are committed to enhancing value for all Shareholders. If elected, they will embark on a strategy designed to focus management on realizing the benefits of the current business and exploring and evaluating alternatives for the Company.

         Based upon reports contained in the Company's SEC filings, the three senior executives of the Company have "change of control" golden parachute contracts. These golden parachutes purport to grant the executives health insurance for their entire lives and a cash payment payable 5 days after a change in control as follows: Anthony Gramer -- $1,000,000; Michael Kaline -- $500,000; and Elliott Broderick -- $250,000. The golden parachutes purport to define a change in control as including the election of the Kensington Nominees. The executives would be entitled to the golden parachute payments whether they leave the Company voluntarily, whether they are terminated by the new Board or whether they remain employees and continue in their positions. Kensington expects the Kensington Nominees to evaluate the propriety and legality of these golden parachute and take any actions they deem necessary to protect the interests of the Company and its Shareholders.

         KENSINGTON STRONGLY RECOMMENDS THAT YOU VOTE FOR THE KENSINGTON NOMINEES BY MARKING, SIGNING, DATING AND MAILING THE ENCLOSED [GOLD] PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

         HOLDERS OF RECORD OF SHARES OF COMMON STOCK AS OF MARCH 17, 2000, THE RECORD DATE FOR VOTING AT THE MEETING, ARE URGED TO SUBMIT A [GOLD] PROXY CARD EVEN IF YOUR SHARES HAVE BEEN SOLD AFTER THE RECORD DATE.

         IF YOU HAVE PURCHASED SHARES OF COMMON STOCK AFTER THE RECORD DATE AND WISH TO VOTE SUCH SHARES AT THE MEETING, YOU SHOULD SEEK TO OBTAIN A PROXY FROM THE SELLER OF SUCH SHARES.

         IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE ON THE RECORD DATE, ONLY IT CAN VOTE YOUR SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED ON THE [GOLD] PROXY CARD.


--------------------------------------------------------------------------------

         QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE ACCOMPANYING GOLD PROXY CARD SHOULD BE DIRECTED TO:

                       [_________________________________]
--------------------------------------------------------------------------------

VOTING

         The Board has fixed the close of business on March 17, 2000 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting. On such date, there were [__________] shares of Common Stock outstanding and entitled to vote at the Annual Meeting. On all matters, including the election of Directors, each holder of Common Stock will have one vote for each share held.

         The attendance at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. "Broker non-votes" will be counted for purposes of determining whether there is a quorum. Similarly, a proxy marked "abstain" with respect to any matter will not be voted but will be counted as present. The affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of Directors. A properly signed Proxy marked "withhold authority" with respect to the election of one or more Directors will not be voted for the Directors so indicated, but will be counted to determine whether there is a quorum. The affirmative vote of a majority of the votes cast at the Annual Meeting will be necessary to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for 2000. If any other matter properly comes before the Annual Meeting, its resolution will be determined by the affirmative vote of the holders of a majority of votes cast at the meeting. Since the election of Directors and the ratification of the appointment of auditors will be determined by votes cast rather than by a percentage of the shares present, "broker non-votes" and abstentions will not affect the election of Directors or the ratification of auditors.

         If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the person giving it any time before the vote at the Annual Meeting either by filing with the Secretary of the Company a written notice of revocation or a proxy bearing a later date than the most recently submitted proxy or by attending the Annual Meeting and voting in person. The execution of a proxy will not affect a Shareholder's right to attend the Annual Meeting and vote in person, but attendance at the Annual Meeting will not, by itself, revoke a proxy.

         Unless contrary instructions are indicated on the enclosed [GOLD] Proxy, all shares of Common Stock represented by valid Proxies received pursuant to this solicitation (which have not been revoked as described above) will be voted (a) FOR the election of the Kensington Nominees, (b) FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for 2000 and (c) at the discretion of the Proxy holder(s), on such other business as may properly come before the Annual Meeting, including any adjournment(s) or postponements(s) thereof.


         IF YOU WISH TO VOTE FOR THE KENSINGTON NOMINEES, YOU MUST SUBMIT THE ENCLOSED [GOLD] PROXY CARD AND SHOULD NOT SUBMIT THE COMPANY'S PROXY CARD.


--------------------------------------------------------------------------------

     YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED [GOLD] PROXY CARD AND RETURN IT IN THE ENCLOSED
                               ENVELOPE PROMPTLY.

--------------------------------------------------------------------------------


                                   PROPOSAL 1

                       NOMINEES FOR ELECTION AS DIRECTORS



GENERAL

         The Amended and Restated By-Laws of the Company (the "By-Laws") provide that the Board shall consist of not less than 3 nor more than 11 Directors, with the exact number to be fixed by resolution of the Board. At the 1999 annual meeting of Shareholders, 5 persons were elected to serve as Directors on the Board until the 2000 annual meeting of Shareholders and until his or her successor had been duly elected and qualified, or until his or her death, resignation or removal.

THE KENSINGTON NOMINEES

         The information below concerning age and principal occupation has been furnished by the respective Kensington Nominees. None of the Kensington Nominees directly owns Common Stock.



                              NOMINEES FOR DIRECTOR

NAME                  AGE                                   PRINCIPAL OCCUPATION
----                  ---                                   --------------------

ANDREW MILLER          45     Mr. Miller is currently the President of Miller Capital Advisory, Inc. (an advisory business focused on real estate capital markets and asset management).
                              Prior thereto Mr. Miller was the First Vice President, Capital Markets at Homart
                              Development Co. (where he was a consultant on acquisition, disposition and general asset management of real estate) from 1981 through 1995.

JEFFREY LEWIS          54     Mr. Lewis is currently a Vice President at Kennedy Associates Real Estate
                              Counsel, Inc. (a real estate investment firm).  Prior thereto Mr. Lewis was a
                              Principal Investment Officer for the California Public Employees' Retirement
                              System (where he managed the funds' national office portfolio) from 1996 through
                              1998, and a Consultant at BARD Consulting (a consulting firm) from 1992 through
                              1996.

JOHN P. KRAMER (1)     42     Mr. Kramer is currently President of Kensington Investment Group, Inc. (a registered investment advisor engaged in the business of managing investments in real estate securities) and has been at such position for the past five years.

JILL HOLUP             36     Ms. Holup is currently a Partner and Portfolio Manager at John McStay Investment
                              Counsel (an investment management firm).  Prior thereto Ms. Holup was a First
                              Vice President, Equity Research at McDonald & Company Securities (an investment bank) from 1996 through 1997, and a Senior Securities Analyst at RREEF Real
                              Estate Securities Advisors (an investment advisor to primarily pension funds)
                              from 1994 through 1996.

PAUL GRAY              34     Mr. Gray is currently a Portfolio Manager at Kensington Investment Group, Inc. (a
                              registered investment advisor engaged in the business of managing investments in real estate securities) and has been at such position for the past five years.

------------------------
(1) Mr. Kramer controls more than a majority of the stock of Kensington, and accordingly may be deemed to beneficially own the shares of Common Stock beneficially owned by Kensington. Mr. Kramer disclaims beneficial ownership of all such shares.

         Each Kensington Nominee has entered into an Indemnification Agreement with Kensington pursuant to which: (i) each Kensington Nominee has agreed to be named as a nominee for election as a Director of the Company at the Annual Meeting; (ii) each Kensington Nominee (unless previously approved by Kensington in writing) has agreed that each will not serve as a nominee for election as a Director of the Company, or to otherwise stand for election as or become a Director of the Company, as part of a slate of nominees proposed by any other party (including the Board), unless such slate includes a number of nominees proposed by Kensington sufficient to constitute a majority of the members of the Board of the Company; and (iii) Kensington has agreed to indemnify each Kensington Nominee from and against any losses incurred by such Kensington Nominee resulting from, relating to or arising out of the nomination of such Kensington Nominee for election as a Director of the Company at the Annual Meeting.

--------------------------------------------------------------------------------

 KENSINGTON RECOMMENDS THAT HOLDERS OF SHARES OF COMMON STOCK VOTE IN FAVOR OF
    THE KENSINGTON NOMINEES LISTED ABOVE AND NOT VOTE IN FAVOR OF ANY OF THE
                            NOMINEES OF THE COMPANY.

--------------------------------------------------------------------------------


             INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES

         Under the applicable regulations of the Securities and Exchange Commission ("SEC"), Kensington and each of the Kensington Nominees is deemed to be a "participant" in Kensington's solicitation of proxies. The following table sets forth the name, business address and principal occupation of the Kensington Nominees and any other person who may solicit proxies from Shareholders of the Company on behalf of Kensington ("Participants").


ANDREW MILLER                                  PAUL GRAY
President                                      Portfolio Manager
Miller Capital Advisory, Inc.                  Kensington Investment Group, Inc.
1800 Sherman Avenue, Suite 100                 4 Orinda Way, Suite 220D
Evanston, IL 60201                             Orinda, CA 94563

JEFFREY LEWIS                                  JOHN P. KRAMER
Vice President                                 President
Kennedy Associates Real Estate Counsel, Inc.   Kensington Investment Group, Inc.
2400 Financial Center                          4 Orinda Way, Suite 220D
Seattle, WA 98161                              Orinda, CA 94563

JILL HOLUP
Partner and Portfolio Manager
John McStay Investment Counsel
5949 Sherry Lane, Suite 1600
Dallas, TX 75225

 --------------------------
(1) The companies named in the table above, to the extent that the Participants are officers of such companies, are deemed to be associates of such Participants. The addresses of such associates are as given above.

         The following is a summary of all transactions in Company securities by the Participants over the last two years. Unless otherwise indicated, none of the Participants other than Kensington has purchased or sold Common Stock of the Company within the past two years.


         KENSINGTON TRANSACTIONS


                AMOUNT OF COMMON                              AMOUNT OF COMMON                          AMOUNT OF COMMON
                -----------------                             -----------------                         ----------------
   DATE OF       STOCK PURCHASED                DATE OF        STOCK PURCHASED              DATE OF     STOCK PURCHASED
   --------      ----------------               --------       ----------------             --------    ---------------
 TRANSACTION     (P) OR SOLD (S)              TRANSACTION      (P) OR SOLD (S)            TRANSACTION    (P) OR SOLD (S)
 -----------     ---------------              -----------      ---------------            -----------    ---------------

   3/29/98          5,000 (P)                    1/4/99           1,000 (S)                 8/23/99         1,000 (P)

   3/31/98          7,500 (P)                    1/5/99           10,000 (S)                8/24/99        10,000 (P)

    4/2/98          5,000 (P)                    1/5/99            500 (P)                   9/9/99         7,400 (P)

                AMOUNT OF COMMON                              AMOUNT OF COMMON                          AMOUNT OF COMMON
                -----------------                             -----------------                         ----------------
   DATE OF       STOCK PURCHASED                DATE OF        STOCK PURCHASED              DATE OF     STOCK PURCHASED
   --------      ----------------               --------       ----------------             --------    ---------------
 TRANSACTION     (P) OR SOLD (S)              TRANSACTION      (P) OR SOLD (S)            TRANSACTION    (P) OR SOLD (S)
 -----------     ---------------              -----------      ---------------            -----------    ---------------

    4/3/98          3,500 (P)                    1/8/99           2,000 (S)                 9/13/99         8,000 (P)

   4/13/98          2,000 (P)                   1/12/99           3,500 (P)                 9/14/99         3,000 (S)

   4/14/98          1,000 (P)                   1/13/99           4,500 (S)                 9/14/99         1,000 (P)

   4/15/98           100 (P)                     2/3/99            500 (P)                  9/15/99         2,000 (S)

   4/22/98          4,200 (P)                   2/10/99           5,000 (P)                 9/16/99         2,500 (S)

   4/27/98          1,500 (P)                   2/11/99           5,000 (S)                 9/17/99         4,000 (S)

   4/28/98           100 (P)                    2/18/99            100 (S)                  9/20/99          200 (P)

   5/14/98          3,000 (S)                   2/23/99           2,000 (S)                 9/21/99          500 (P)

   5/27/98          1,000 (P)                   2/25/99            500 (P)                  9/23/99         7,500 (P)

    6/3/98           700 (P)                     3/3/99           2,500 (P)                 9/23/99         8,000 (S)

   6/24/98          45,000 (P)                   3/4/99           15,200 (P)                9/24/99         3,000 (S)

   6/26/98          20,000 (P)                   3/5/99            100 (P)                  9/27/99          500 (P)

   6/29/98          5,000 (P)                    3/8/99            200 (P)                  9/28/99          100 (P)

   6/30/98          7,000 (P)                    3/9/99           6,000 (P)                 9/30/99        15,700 (P)

    7/2/98          10,900 (P)                  3/15/99           1,000 (P)                 10/1/99          500 (S)

    7/6/98          1,500 (P)                   3/16/99           1,000 (P)                 10/4/99          600 (P)

    7/9/98          5,000 (P)                   3/17/99            200 (P)                  10/14/99        2,000 (S)

   7/10/98          2,000 (P)                   3/22/99           4,800 (S)                 10/26/99         200 (P)

   7/14/98          2,000 (P)                   3/24/99           7,000 (S)                 11/1/99          400 (S)

   7/15/98          10,000 (P)                  3/26/99           2,000 (S)                 11/4/99         1,000 (P)

   7/17/98          8,100 (P)                   3/29/99           2,300 (P)                 11/8/99          500 (S)

   7/21/98           500 (P)                    3/30/99           2,000 (P)                 11/9/99          500 (S)

   7/23/98          5,000 (P)                   3/30/99            500 (S)                  11/10/99        1,200 (P)

   7/24/98          13,000 (P)                  3/31/99           3,100 (S)                 11/16/99         100 (P)

   7/27/98          12,000 (P)                   4/1/99           2,500 (S)                 11/17/99         100 (P)

   7/28/98          10,000 (P)                   4/5/99           5,000 (S)                 11/19/99         100 (P)

   7/30/98          7,000 (P)                    4/6/99           2,000 (S)                 11/22/99         200 (P)

   7/31/98          7,000 (P)                    4/7/99           7,600 (S)                 11/23/99        3,700 (P)

   8/11/98          4,000 (P)                    4/8/99           1,000 (S)                 11/24/99         100 (P)

   8/12/98          3,100 (P)                   4/13/99           1,600 (P)                 11/26/99         800 (P)

   8/21/98          1,000 (P)                   4/21/99           2,300 (P)                 11/29/99         100 (P)

   8/31/98          5,000 (P)                   4/23/99            800 (P)                  11/30/99         100 (P)

    9/2/98          2,000 (P)                   4/26/99           1,500 (S)                 12/1/99         6,200 (P)

                AMOUNT OF COMMON                              AMOUNT OF COMMON                          AMOUNT OF COMMON
                -----------------                             -----------------                         ----------------
   DATE OF       STOCK PURCHASED                DATE OF        STOCK PURCHASED              DATE OF     STOCK PURCHASED
   --------      ----------------               --------       ----------------             --------    ---------------
 TRANSACTION     (P) OR SOLD (S)              TRANSACTION      (P) OR SOLD (S)            TRANSACTION    (P) OR SOLD (S)
 -----------     ---------------              -----------      ---------------            -----------    ---------------

    9/4/98           500 (P)                    4/29/99            500 (S)                  12/14/99         100 (P)

    9/8/98          2,000 (P)                   4/30/99           6,300 (P)                 12/16/99        1,000 (P)

    9/9/98          1,000 (P)                    5/3/99            100 (P)                  12/17/99        1,100 (P)

   9/10/98           100 (P)                    5/13/99           3,000 (P)                 12/20/99         100 (P)

   9/15/98          2,000 (P)                   5/14/99            500 (P)                  12/21/99        1,000 (P)

   9/21/98           500 (P)                    5/17/99            100 (P)                  12/22/99         800 (P)

   9/22/98           500 (P)                    5/18/99           2,000 (P)                 12/23/99         500 (P)

   9/25/98           500 (P)                     6/1/99            500 (P)                  12/27/99        1,500 (P)

   9/30/98          8,000 (P)                    6/4/99           7,000 (P)                 12/29/99        4,000 (P)

   10/7/98          10,500 (S)                  6/10/99           1,000 (P)                 12/30/99        2,000 (P)

   10/13/98          500 (S)                    6/11/99           1,000 (P)                 12/31/99        1,500 (P)

   10/19/98          200 (S)                    6/14/99           7,000 (P)                 1/05/00          500 (P)

   10/20/98         1,600 (S)                   6/15/99           1,400 (P)                 1/07/00          500 (P)

   10/22/98         1,000 (S)                   6/16/99            200 (P)                  1/10/00         1,000 (P)

   10/27/98         1,000 (S)                   6/17/99           1,000 (P)                 1/24/00          700 (P)

   10/29/98         1,000 (S)                   6/21/99            400 (S)                  1/25/00         5,000 (S)

   11/2/98          1,400 (S)                   6/22/99            200 (P)                  1/28/00          200 (P)

   11/5/98           500 (S)                    6/23/99           5,000 (S)                 2/01/00          500 (P)

   11/6/98          1,000 (S)                   6/23/99            200 (P)                  2/02/00          500 (P)

   11/10/98          100 (P)                    6/24/99            700 (P)                  2/07/00          500 (P)

   11/12/98          500 (S)                    6/25/99           1,000 (P)                 2/08/00          500 (P)

   11/16/98         1,000 (S)                   6/28/99            500 (P)                  2/09/00          500 (P)

   11/24/98          500 (S)                    6/29/99           4,100 (P)                 2/14/00          500 (P)

   12/8/98           500 (P)                    6/30/99           3,500 (P)                 2/16/00         2,000 (P)

   12/14/98         5,000 (S)                    7/2/99            100 (P)                  2/22/00          500 (P)

   12/18/98         5,000 (S)                    7/8/99            500 (P)                  2/23/00          500 (P)

   12/24/98          600 (P)                    7/22/99            100 (P)                  2/25/00         2,200 (P)

   12/29/98          100 (P)                    7/30/99            100 (P)                  2/28/00         1,300 (P)

   12/30/98          200 (P)                     8/3/99            100 (P)

   12/31/98         7,100 (P)                   8/19/99           2,450 (P)

---------------------------------------

(1) All of the shares of Common Stock denoted in the table above as being purchased and/or sold by Kensington were purchased and/or sold in the ordinary course of business at the direction of Kensington as investment advisor to certain investment accounts and as general partner of certain limited partnership investment partnerships.

         Except as described in this Proxy Statement, none of the Participants nor any of their respective affiliates or associates (together, the "Participant Affiliates"), (i) directly or indirectly beneficially owns any securities of the Company or of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a Shareholder. Furthermore, except as described in this Proxy Statement, no Participant or Participant Affiliate is either a party to any transaction or series of transactions since January 1, 1998, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and
(iii) in which any Participant or Participant Affiliate had or will have, a direct or indirect material interest.

         Except as described in this Proxy Statement, no Participant or Participant Affiliates has entered into any agreement or understanding with any person respecting any (i) future employment by the Company or its affiliates or
(ii) any transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Proxy Statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliates within the past year with any person with respect to any capital stock of the Company.

                         COST AND METHOD OF SOLICITATION

         Kensington will bear the cost of this solicitation. While no precise estimate of this cost can be made at the present time, Kensington currently estimates that it will spend a total of approximately $[______] for its solicitation of proxies, including expenditures for attorneys, solicitors and advertising, printing, transportation and related expenses. As of March __, 2000, Kensington has incurred proxy solicitation expenses of approximately [$ ]. Kensington expects to seek reimbursement from the Company for its expenses in connection with this solicitation. In addition to soliciting proxies by mail, proxies may be solicited in person or by telephone or telecopy.

         Kensington will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Company capital stock. Kensington will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services. Kensington has retained the proxy solicitation firm of [_______________] at estimated fees of not more than $[______] in the aggregate, plus reasonable out-of-pocket expenses, to participate in the solicitation of proxies and revocations. Kensington also has agreed to indemnify [___________] against certain liabilities and expenses. Kensington estimates that approximately __ employees of [_______________] will be involved in the solicitation of proxies on behalf of Kensington.

                             ADDITIONAL INFORMATION

         Certain information regarding Company Common Stock held by the Company's Directors, nominees, management and 5% stockholders is contained in the Company's Proxy Statement and is incorporated herein by reference. Information concerning the date by which proposals of security holders intended to be presented at the next annual of stockholders of the Company must be received by the Company for inclusion in the Company's proxy statement and form of proxy for that meeting is also contained in the Company's Proxy Statement and is incorporated herein by reference.

         Kensington assumes no responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, the Company's Proxy Statement.


                                       KENSINGTON INVESTMENT GROUP, INC.



March __, 2000

--------------------------------------------------------------------------------

                                    IMPORTANT


1. Be sure to vote on the [GOLD] Proxy card. Kensington urges you NOT sign any proxy card which is sent to you by the Company.

2. If any of your shares are held in the name of a bank, broker or other nominee, please contact the person responsible for your account and direct him or her to vote on the [GOLD] Proxy "FOR" the Kensington Nominees and "FOR" the approval of Deloitte & Touche LLP as the Company's independent public accountants for 2000.

3. If you have any questions or need assistance in voting your shares, please contact :


                  [__________________________________________]

--------------------------------------------------------------------------------

                     PRELIMINARY COPY, SUBJECT TO COMPLETION
                              DATED MARCH __, 2000

                          MALAN REALTY INVESTORS, INC.

                               COMMON STOCK PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                KENSINGTON INVESTMENT GROUP, INC. ("KENSINGTON")

         The undersigned hereby appoints John Patrick Kramer and Paul Gray II, and each of them proxies for the undersigned with full power of substitution, to vote all shares of Common Stock of Malan Realty Investors, Inc. (the "Company") which the undersigned is entitled to vote at the Company's 2000 Annual Meeting of Shareholders, and any postponements or adjournments thereof (the "Meeting"), hereby revoking all prior proxies, on the matters set forth below as follows:

--------------------------------------------------------------------------------
    THIS PROXY WILL BE VOTED AS SPECIFIED. IF A CHOICE IS NOT SPECIFIED, THE
       PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED BELOW AND "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
                            FOR THE COMPANY FOR 2000.

--------------------------------------------------------------------------------

[X]      Please mark your votes as in this example.

1.       Election of Directors                       Nominees:       Paul Gray II, Jill Holup, John Patrick Kramer,
                                                                     Jeffrey Lewis and Andrew Miller

         FOR the nominees listed above                        WITHHOLD AUTHORITY to vote for the nominees listed
                                                              above
                  [_]                                                            [_]

         INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write that nominee's name in the space provided below.

         -------------------------------------------------------------------

2.       Approve Appointment of Deloitte & Touche LLP as Auditors for fiscal
         2000

                  FOR               AGAINST          ABSTAIN
                  [_]                 [_]              [_]

4. In the discretion of the proxyholders, on any other matters that may properly come before the meeting.

         Please sign exactly as your name appears hereon. When shares are held by two or more persons, all of them should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by the authorized person.

         Date
             ------------------------            -----------------------------
                                                          (SIGNATURE)


                                                 -----------------------------
                                                  (SIGNATURE IF HELD JOINTLY)


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE
                               ENCLOSED ENVELOPE.